                                                                  Exhibit 10.1.2

                                  UK Sub-Plan

   1999 Stock Option Plan as amended and restated August 17, 2000: pgs 1-8



                       UK Rules for Employees:   pgs 9-11

                         Explanatory Notes:   pgs 12-20

                       Stock Option Agreement:  pgs 21-32

         SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC.

                            1999 STOCK OPTION PLAN

                            as amended and restated
                                August 17, 2000

     1.  Purposes of the Plan. The purposes of this Stock Option Plan are to
         --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.  Definitions. As used herein, the following definitions shall apply:
          -----------

             (a)  "Administrator" means the Board or any of its Committees
                   -------------
appointed pursuant to Section 4 of the Plan.

             (b)  "Affiliate" means (i) any corporation in which the Company
                   ---------
owns, directly or indirectly, ten percent or more of the voting stock, or any partnership, limited liability company or other entity in which the Company ownership interest represents, directly or indirectly, ten percent or more of the total ownership interests in such partnership, limited liability company, or entity; (ii) any corporation which owns, directly or indirectly, ten percent or more of the voting stock of the Company, or any partnership, limited liability company or other entity which owns, directly or indirectly, ten percent or more of the voting stock of the Company; or (iii) any corporation or any other entity (including, but not limited to, partnerships, joint ventures and limited liability companies) that the Administrator, in its sole discretion, determines to be controlling, controlled by, or under common control with the Corporation.

             (c) "Board" means the Board of Directors of the Company.`
                  -----

             (d) "Code" means the Internal Revenue Code of 1986, as amended.
                  ----

             (e) "Committee" means a Committee appointed by the Board of
                  ---------
Directors in accordance with Section 4 of the Plan.

             (f) "Common Stock" means the Common Stock of the Company.
                  ------------

             (g) "Company" means Seagate Software Information Management Group
                  -------
Holdings, Inc., a Delaware corporation.

             (h) "Consultant" means (i) any person who is engaged by the Company
                  ----------
or any Parent, Subsidiary or Affiliate to render consulting or advisory services to such entity and is compensated for such services, (ii) any director of the Company whether compensated for such services or not, or (iii) any employee or director of an Affiliate.

             (i) "Continuous Status as an Employee or Consultant" means that the
                  ----------------------------------------------
employment or consulting relationship with the Company, any Parent, Subsidiary, or Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

             (j) "Employee" means any person, including Officers and directors,
                  --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

             (k) "Exchange Act" means the Securities Exchange Act of 1934, as
                  ------------
amended.

             (l) "Fair Market Value" means, as of any date, the value of Common
                  -----------------
Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

                       (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

             (m) "Incentive Stock Option" means an Option intended to qualify as
                  ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

             (n) "Nonstatutory Stock Option" means an Option not intended to
                  -------------------------
qualify as an Incentive Stock Option.

             (o) "Officer" means a person who is an officer of the Company
                  -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (p) "Option" means a stock option granted pursuant to the Plan.
                  ------

             (q) "Optioned Stock" means the Common Stock subject to an Option.
                  --------------

             (r) "Optionee" means an Employee or Consultant who receives an
                  --------
Option.

             (s) "Parent" means a "parent corporation", whether now or hereafter
                  ------
existing, as defined in Section 424(e) of the Code.

             (t) "Plan" means this 1999 Stock Option Plan.
                  ----

             (u) "Section 16(b)" means Section 16(b) of the Exchange Act.
                  -------------

             (v) "Share" means a share of the Common Stock, as adjusted in
                  -----
accordance with Section 11 below.

             (w) "Subsidiary" means a "subsidiary corporation", whether now or
                  ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 22,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               --------
however, that Shares that have

                                 Page 2 of 32
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actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.  Administration of the Plan.
         --------------------------

            (a) Initial Plan Procedure. Prior to the date, if any, upon which
                ----------------------
the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

            (b) Plan Procedure after the Date, if any, upon which the Company
                -------------------------------------------------------------
becomes Subject to the Exchange Act.
-----------------------------------

                   (i)   Administration with Respect to Directors and Officers.
                         -----------------------------------------------------
With respect to grants of Options to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with the rules under Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule 16b-3 under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                   (ii)  Multiple Administrative Bodies. If permitted by Rule
                         ------------------------------
16b-3, the Plan may be administered by different bodies with respect to directors, non-director Officers and Employees who are neither directors nor Officers.

                   (iii) Administration With Respect to Consultants and Other
                         ----------------------------------------------------
Employees.  With respect to grants of Options to Employees or Consultants who
---------
are neither directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of state corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

            (c) Powers of the Administrator. Subject to the provisions of the
                ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                   (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                   (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                   (iii) to determine whether and to what extent Options are granted hereunder;

                   (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

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                   (v)    to approve forms of agreement for use under the Plan;

                   (vi) to determine the terms and conditions of any award granted hereunder;

                   (vii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                   (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

                   (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (d) Effect of Administrator's Decision. All decisions, determinations
             ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

  5.  Eligibility.
      -----------

         (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         (d) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to
Employees:

                   (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 5,000,000 Shares.

                   (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 3,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

                   (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

                   (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

  6.   Term of Plan.  The Plan shall become effective upon the earlier to occur
       ------------
of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

  7.   Term of Option.  The term of each Option shall be the term stated in the
       --------------
Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

  8.   Option Exercise Price and Consideration.
       ---------------------------------------

              (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                       (i)  In the case of an Incentive Stock Option

                            (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                            (B) granted to any Employee other than an Employee
described in the preceding paragraph, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                       (ii) In the case of a Nonstatutory Stock Option

                            (A) granted to a person who, at the time of the
grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

                            (B) granted to any person, the per Share exercise
price shall be no less than eighty-five (85%) of the Fair Market Value per Share on the date of grant.

              (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) the cancellation of a portion of the Shares subject to the Option with a Fair Market Value equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

  9.   Exercise of Option.
       ------------------

    (a) Procedure for Exercise; Rights as a Stockholder.  Any Option granted
        -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

    An Option may not be exercised for a fraction of a Share.
    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) Termination of Employment or Consulting Relationship.  In the event of
        ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one (1) day from the date of such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

    (c) Disability of Optionee.  In the event of termination of an Optionee's
        ----------------------
consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three (3) months and one (1) day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (d) Death of Optionee.  In the event of the death of an Optionee, the Option
        -----------------
may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (e) Rule 16b-3.  Options granted to persons subject to Section 16(b) of the
        ----------
Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  10.  Non-Transferability of Options.  Options may not be sold, pledged,
       ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  11.  Adjustments Upon Changes in Capitalization or Merger.
       ----------------------------------------------------

         (a) Changes in Capitalization.  Subject to any required action by the
             -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed
             --------------------------
dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the Company with
             --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  12.  Time of Granting Options.  The date of grant of an Option shall, for all
       ------------------------
purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

  13.  Amendment and Termination of the Plan.  The Board may at any time amend,
       -------------------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her written consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Sections 162(m) or 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

  14.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant
       ----------------------------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  15.  Reservation of Shares.  The Company, during the term of this Plan, will
       ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  16.  Agreements.  Options shall be evidenced by written agreements in such
       ----------
form as the Administrator shall approve from time to time.

  17.  Stockholder Approval.  Continuance of the Plan shall be subject to
       --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

  18.  Information to Optionees and Purchasers.  The Company shall provide to
       ---------------------------------------
each Optionee, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

          SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS INC.

                1999 STOCK OPTION PLAN : UK RULES FOR EMPLOYEES
                -----------------------------------------------


     As the duly authorised signatory of the Administrator of the 1999 Stock Option Plan (the "Plan") established by Seagate Software Information Management Group Holdings Inc., (the "Company") which is organised and existing under the General Corporation Law of the State of Delaware, USA, I hereby state and affirm that the Rules of the Plan apply to the grant of all Options save that the following provisions are applicable in the administration of the Plan with regard to such Options to which these UK Rules for Employees (the "UK Rules") are expressed to extend at the time when the Option is granted. Unless the context requires otherwise, all expressions used in the UK Rules have the same meaning as in the Plan, provided that all other words and terms not otherwise defined shall have the meaning attributed by Schedule 9 which for the purposes hereof (but for no other purpose) shall take precedence. The Plan and the UK Rules taken together are referred to hereinafter as "the Sub-Plan". References in the UK Rules to "Schedule 9" mean Schedule 9 to the Income and Corporation Taxes Act l988 ("ICTA l988") and references to any statutory enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted. For the avoidance of doubt the UK Rules are not intended to provide rights with respect to Options to which the UK Rules apply in addition to those rights granted under the Plan. Rather, the UK Rules have been adopted for the purpose of ensuring that Options to which the UK Rules apply will satisfy the requirements of Schedule 9 ICTA 1988. Except as expressly provided in the UK Rules and to the extent necessary to comply with Schedule 9, the UK Rules shall be interpreted in accordance with the Plan.

1. The shares of Common Stock ("Shares") to be used in the Sub-Plan form part of the ordinary share capital (as defined in section 832(1) ICTA l988) of the Company.

2. The Company is a subsidiary, within the meaning of section 736(2) of the Companies Act 1985, and under the control, as defined by section 840 ICTA 1988, of Seagate Technology, Inc. ("Seagate"). The shares of Common Stock of Seagate are fully quoted on the New York Stock Exchange which is a recognised stock exchange as defined in section 841 ICTA 1988.

3.   The Shares to be acquired on exercise of the Option will:

     (a)  be fully paid up;

     (b)  be not redeemable;

     (c) not be subject to any "restrictions" other than restrictions which attach to all shares of the same class. For the purposes of the UK Rules, "restrictions" include restrictions which are deemed to attach to the Shares under any contract, agreement, arrangement or condition as referred to in paragraph 13 of Schedule 9; and

     (d)  satisfy the requirements of paragraph 14 of Schedule 9.

4. All Options will be granted with respect to the Shares, or any shares representing the same, of the Company.

5. No Option will be granted to an Employee under the Sub-Plan, or where an Option has previously been granted no Option shall be exercised by an Optionee, if at that time he has, or at any time within the preceding 12 months has had, a material interest for the purposes of Schedule 9 in either the Company being a close company within the meaning of Chapter I of
     Part XI of ICTA l988, or in a company being a close company which has control of the Company or in a company being a close company and a member of a consortium (as defined in section l87(7) ICTA l988) which owns the Company. In determining whether a company is a close company for this purpose section 4l4(1)(a) ICTA l988 (exclusion of companies not resident in the United Kingdom) and section 4l5 ICTA l988 (exclusion of certain companies with listed shares) shall be disregarded.

6. For the avoidance of doubt it is stated that the Company is the grantor as defined in paragraph 1(1) of Schedule 9.

     *(Section 2 of the Plan)

7. For the purposes of the UK Rules the companies which may participate in the Sub-Plan are the Company and companies controlled by the Company within the meaning of section 840 ICTA l988, and no others. The Company and any company which is now or hereafter becomes so controlled by the Company shall be a participating company.


8. For the purposes of the Sub-Plan the determination of Fair Market Value under Section 2(k) of the Plan shall conform with the requirements of Part VIII of the Taxation of Chargeable Gains Act 1992 and be agreed with the Shares Valuation Division of the Inland Revenue.


     *(Section 4 of the Plan)

9. The Administrator may impose objective performance targets the terms and conditions of which must be set out in the Option Agreement. Where event(s) occur as a result of which the Administrator considers it fair and reasonable to adjust a performance target including the imposition of entirely different objective conditions to the performance target the Administrator may adjust the performance target provided that such adjustments do not have the effect of making the performance target more onerous than it was immediately before the event in question and such adjustment shall not take effect unless the Company's auditors shall have confirmed that in their opinion the adjustment is fair and reasonable.


     *(Section 5 of the Plan)

10. Subject to Section 5 of the Plan an Option may be granted under the Sub-Plan to any employee or director of the Company or a company participating in the Sub-Plan provided that in the case of a director his or her hours of work are at least 25 hours per week exclusive of meal breaks. No option shall be granted to Consultants under this Sub-Plan pursuant to the Plan and all references in the Plan to Consultants shall be disregarded.

11. No Option shall be granted under the Sub-Plan if that would cause the limits of paragraph 28 of Schedule 9 to be exceeded. The United Kingdom Sterling equivalent of the aggregate Fair Market Value of Shares subject to Options at the relevant dates of grant shall be ascertained by taking the highest buying rate of the spread for the day as shown in the Financial Times or by taking any other published conversion rate which the United Kingdom Board of Inland Revenue has agreed is acceptable.


     *(Section 8 of the Plan)

12. For the purposes of the Sub-Plan the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share.

13. Upon exercise of an Option under the Sub-Plan payment shall be made in full in cash from the Optionee's own resources or from the proceeds of a loan from the Company or a third party and notwithstanding the provisions of
     Section 8(b) of the Plan payment may not be made by delivery of Shares or a promissory note. Nothing in the UK Rules shall prohibit an Optionee from pledging Shares to secure a loan with which to exercise his or her Option.


     *(Section 9 of the Plan)

14. Subject to Section 9 of the Plan the Company shall, as soon as practicable but not later than 30 days after the date on which the Option is exercised, cause to be registered in the Optionee's name the number of Shares and shall deliver or mail to the Optionee a share certificate or certificates representing the Shares then purchased subject to any delay necessary to complete (a) such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company may determine to be necessary or advisable and (b) the making of provision for the payment or withholding of any taxes required to be withheld pursuant to any applicable law, in respect of such Shares. Except for restrictions which are permitted under paragraph 13(2) of

     Schedule 9 and those imposed under any applicable federal or state law or requirements of any stock exchange Shares shall be identical and rank pari passu in all respects with shares of the same class then in issue.



     *(Section 11 of the Plan)

15. Whilst the Sub-Plan remains approved under Schedule 9 ICTA 1988 no adjustment pursuant to any of the provisions of the Plan shall be made to any Option which is subject to the UK Rules unless such adjustment would be permitted under paragraph 29 of Schedule 9 and where so permitted no such adjustment shall take effect unless the approval of the United Kingdom Board of Inland Revenue shall have been obtained thereto. For the purposes of this Rule 14 adjustments under paragraph 29 shall be taken to mean adjustments to the exercise price of a Share and the number and nominal value of a Share.

16. An Option which is subject to the UK Rules shall not be assumed or substituted under Section 11(c) of the Plan [Merger or Asset Sale] and may be exercised to the extent permitted by the Administrator. Options not exercised at the end of the period of notice shall terminate in accordance with Section 11(c) of the Plan.


     *(Section 12 of the Plan)

17. Notwithstanding Section 12 of the Plan the date of grant of an Option to which the UK Rules apply shall be a date which is no later than 30 days after the date on which the exercise price for the Shares is determined.


     *(Section 13 of the Plan)

18. If the approval status of the Sub-Plan granted under Schedule 9 ICTA 1988 is to be retained then no amendment or modification to the UK Rules or to the Plan in so far as it relates to Options granted or to be granted under the Sub-Plan shall take effect until such amendment or modification shall have been approved by the United Kingdom Board of Inland Revenue. The Company undertakes to provide to the United Kingdom Board of Inland Revenue details of any amendments to the Sub-Plan as soon as possible for this purpose.



                                           Signed:_____________________________
                                                  Authorised Signatory

                                           Dated :_____________________________

                SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP
                                HOLDINGS, INC.


--------------------------------------------------------------------------------

                               1999 STOCK OPTION PLAN

                               UK RULES FOR EMPLOYEES

--------------------------------------------------------------------------------


                               EXPLANATORY NOTES



                                                   ESS (Consultants) Ltd
                                                   Kensway House
                                                   388 High Road
                                                   Ilford
TEL: 0181 553 4070                                 Essex
FAX: 0181 514 5052                                 IG1 1TL

                         SEAGATE SOFTWARE INFORMATION
                        MANAGEMENT GROUP HOLDINGS, INC.

                           1999 STOCK OPTION PLAN :
                            UK RULES FOR EMPLOYEES

                   (together referred to as the "Sub-Plan")


                               Explanatory Notes


1. The aim of these notes is to explain how the Sub-Plan works and the UK taxation benefits which it offers (assuming that participants are resident and ordinarily resident in the UK for tax purposes both at the date of grant and the date of exercise of their Stock Options). These notes are purely explanatory and cannot override the detailed rules of the Sub-Plan.

Which rules govern the Sub-Plan?

2.   The rules which govern the Sub-Plan are:-

     (a) the rules of the Seagate Software Information Management Group Holdings, Inc. 1999 Stock Option Plan (the "Plan"), established under US law, by which Seagate Software Information Management Group Holdings, Inc. (the "Company") may grant options over its shares of Common Stock ("shares") to employees of participating companies; and

     (b)  special rules for UK participants (the "UK Rules").

Together, these two elements constitute an approved share option scheme under the UK tax legislation which offers favourable tax treatment.

What is a Stock Option?

3. A Stock Option (an "option") is a right to purchase a stated number of shares of the Company at a price (the "Exercise Price") which is not less than the Fair Market Value of the shares at the date the option is granted. This right to purchase shares can be exercised later when the value of the shares has increased. There is no requirement to exercise the option granted under the Sub-Plan if an option-holder decides not to do so.


What is Fair Market Value?

4. The Fair Market Value of a Share is determined in accordance with the rules of the Sub-Plan and is the value determined by the Administrator of the Plan and agreed by the Board of Inland Revenue for the purposes of the Sub-Plan on the date the option is granted.

How do I know the Exercise Price of my shares?

5. The Exercise Price will be set out in the Notice of Stock Option Grant which forms part of the Stock Option Agreement.

Who is eligible to participate?

6. Employees and full-time directors of the Company and all subsidiary companies under its control. A full-time director is taken to mean a director who works not less than 25 hours per week exclusive of meal breaks. Consultants are not eligible to participate in the Sub-Plan.

How do I participate?

7. You will be sent a copy each of the Plan and UK Rules together with your Stock Option Agreement. The Notice of Grant, which forms part of the Stock Option Agreement, will set out among other information the number of shares over which you have been granted options, the price per share at which you may purchase shares and the date of grant of your option.

What is the maximum number of shares over which options which may be granted to me under the Sub-Plan?

          8. The number of shares over which options may be granted is at the discretion of the Administrator of the Plan. Under the Sub-Plan no option can be granted to you which would cause the aggregate exercise price of the shares subject to unexercised options which you hold and which have been granted to you under the Sub-Plan and any other approved scheme established by the Company or any associated company of the Company to exceed or further exceed (Pounds)30,000.


9. The aggregate exercise price of shares under unexercised options for the purpose of this test is the number of shares over which you have options multiplied by their exercise price translated into pounds sterling at the conversion rate relevant at the dates when the options were granted.

How do I exercise my stock options?

10 The method of exercise of your option is set out in clause 2 of the Stock Option Agreement. You should complete your Exercise Notice and the Investment Representation Statement (Exhibit B) and mail, together with full payment (see clause 2(e) of the Stock Option Agreement) for the shares exercised, to the Administrator of the Plan.


What conditions must be satisfied so that I may obtain relief from UK Income tax?

11. Assuming that the Sub-Plan remains approved at the time of the exercise no charge to United Kingdom income tax will arise if you comply with the following conditions:

     (a) You must exercise the option only during the period which begins three years from the date of grant of the option and ends ten years from the date of grant. Each grant is looked at separately for this purpose.

     (b) You must not exercise the option within three years of the date when you last exercised an option obtained under any Inland Revenue approved plan (whether run by your present employer or any other company) and in respect of which you received relief from United Kingdom income tax upon exercise of the option. A partial exercise is counted as an exercise for this purpose. All options (including partial exercises) exercised on the same day count as one exercise.

12. By way of illustration only, if you were granted an option over 1,000 shares under the Sub-Plan on say 5 March 1999 and you made a partial exercise over 750 shares on 5 March 2002, you would enjoy income tax relief on this exercise but you would have to wait until 5 March 2005 before you could next obtain income tax relief. You could exercise the balance of your option which vests at any time after 5 March 2002, but if the exercise took place before 5 March 2005, you would be liable to an income tax charge under Schedule E on, broadly, the difference between the market value of the 250 shares on the date of exercise less the price you paid for the shares. You should consider seeking professional advice on the issues involved in computing the taxable gain (see the illustrative examples in the Appendix).

13. Where the conditions in paragraph 11 above are not satisfied and the option is granted under the Sub-Plan income tax will be payable under self assessment on 31 January following the year in which the option is exercised. Options granted after 5 April 1999 under the Plan and which are not subject to the UK Rules are treated differently for UK tax purposes. The notional gain attached to these options is subject to income tax and national insurance under PAYE at the time you exercise the option if "trading arrangements" exist at the time. The Inland Revenue interpret the legislation very widely and they will consider that trading arrangements exist if at the time of exercise of the option there is an understanding that the shares will be repurchased at that time or some time in the future. Where no trading arrangements exist income tax chargeable on the gain will be payable under self assessment on 31 January following the year in which the option is exercised.

What are the tax implications on sale of the shares acquired under an option?

14. A liability to capital gains tax may arise when the shares are sold. Ignoring taper relief, the gain will normally be the difference between the proceeds of sale and the total of:

     (a) any amount on which you paid income tax (i.e. if the option granted under the Sub-Plan did not satisfy the conditions in paragraph 11 above or if the option was granted under the Plan without the UK Rules applying ) at the exercise of the option;

     (b)  the amount paid for the shares at the date of exercise; and

     (c)  incidental costs of sale.

15. For the tax year 1999/00 the first (Pounds)7,100 of all net chargeable gains is exempt from capital gains tax and, in addition, taper relief may be due. (Taper will have no effect if the shares are held for two years or less and maximum effect if the shares are held for ten years or more.) The rate of tax applicable to the balance of the chargeable gain will depend upon the individual's income and chargeable gains from other sources, as illustrated in Example 2. The normal due date for capital gains tax is 31 January after the end of the year of assessment in which the gain is made. Note that if the shares are sold for foreign currency (e.g. dollars), a further capital gain or loss could arise on any increase or decrease in the value of the dollars during any period you have held them to the date you exchange the dollars for pounds sterling. You are advised to seek professional advice before you sell shares.

If I exercise an option which I have acquired under the Sub-Plan, what do I show on my tax return?

16. Provided that you exercise the option in accordance with the Sub-Plan rules, that the Sub-Plan remains approved at the time of exercise, and that you comply with the further conditions set out in paragraph 11 above no income tax will be due and you need not show the details on your tax return. If you exercise the option in circumstances not qualifying for tax relief the gain will be liable to income tax and you should complete boxes 2.7, 2.8, 2.9 on page S1 and boxes 2.34, 2.35, 2.36, 2.37, 2.38 and 2.40 of page S2 of the share schemes section of the self assessment tax return form. You should consider seeking professional assistance in calculating the gain on shares and completing your tax return. In any event, the Inland Revenue will be aware of options which have been exercised under the Sub-Plan, as the Company is obliged to submit an annual return in respect of the Sub-Plan which will show this exercise. If you sell the shares following exercise further details must be disclosed (see paragraph 18 below).

Assuming I have complied with the conditions in paragraph 11 above, if I sell shares which I have acquired under the Sub-Plan, what do I show on my tax return?

17. Sale of the shares constitutes a chargeable event for United Kingdom capital gains tax purposes. As mentioned in paragraphs 14 and 15 above, your charge to capital gains tax will be based on the net proceeds you received from sale of the shares less the price you paid for them (including any amount on which you paid income tax) subject to any taper relief and the annual exemption limit not otherwise used. An example is set out in the Appendix.

18. On sale/disposal of any shares acquired on exercise of an option you will need to complete the capital gains section of the self assessment tax return. Any foreign currency gain or loss should also be declared. Again, you should consider taking professional advice if you are in this position and are considering the sale of shares.


If I die while still an employee of the company, do my options lapse?

19. In this unhappy event your personal representatives will have a period which ends on the earlier of expiry of twelve (12) months from the date of death or the date the option term expires in which to exercise un-expired options to the extent that they were exercisable at the date of death. Providing that exercise takes place within 10 years of grant no income tax will be chargeable even though the further conditions set out in paragraph 11 above may not be satisfied.

Queries

20. The exercise of an option can have substantial tax effects and you are advised to seek professional advice before exercising an option. Any queries on the operation of the Sub-Plan should be addressed to
 ........................................................

                                   APPENDIX

Examples illustrating exercise of options and sale of shares


Example I

Facts: On 5 March 1999 an employee is granted an option over 1,000 shares at $48 per share.

The employee exercises an option over 1,000 shares held by him on 5 March 2002 at a time when:

     (a)  the exchange rate stands at $1.65 = (Pounds)1;

     (b)  the then market value of a share  stands at $81; and

     (c) the Sub-Plan remains approved by the Inland Revenue at the date of exercise.


Exercise of the Stock Option


The exercise of the stock options will not give rise to any income tax liability since:

     (a) the exercise has taken place within 10 years of the date of the grant (5 March 1999);

     (b)  the exercise is more than 3 years after the date of grant (5 March
          1999) and is not made within 3 years of an earlier exercise of stock options (granted under this or any other plan) which qualified for favourable income tax treatment.


The optionee pays (Pounds)29,091 to the company for the shares computed as follows:-


     1,000 shares subject to options granted 5 March 1999, exercise price $48 per share.

     Exercise price  = 1,000 x $48   = $48,000

     sterling equivalent  = $48,000         = (Pounds)29,091
                            -------
                                   1.65

Example 2 Sale of shares

The same employee sells the same shares on 7 March 2002.

Gain on shares

Assume the net sale price per share after commission, duties etc is $80 per share and that the exchange rate on the date of sale is still $1.65 = (Pounds)1

net sale proceeds on 7 March 2002   = 1,000 x $80   = $80,000

                                                                                                              (Pounds)
net sale proceeds in (Pounds) sterling                        = 80,000        =                                48,485
                                                                ------
                                                                 1.65

  less price paid on 5 March 2002                                             =                                29,091
                                                                                                       --------------

                                                                                     Gain on shares    (Pounds)19,394
                                                                                                       ==============

Gain on currency
                                                                                                              (Pounds)
If the foreign currency is exchanged for pounds sterling on 1 April 2002 at a time when the exchange rate is $1.60 = (Pounds)1 the
sterling received will be 80,000                                              =                                50,000
                          ------
                          1.60

The foreign currency was received on a date when the exchange rate was $1.65 = (Pounds)1 therefore the "cost" of the foreign currency was
80,000                                                                        =                                48,485
------                                                                                                 --------------
 1.65

     gain on currency                                                         =                                 1,515

     add gain on shares                                                                                        19,394
                                                                                                       --------------

Total gain on currency and shares                                             =                                20,909

Less annual exemption (assuming 1999/00 rate and that no part of it
has been utilised against other gains)                                                                          7,100
                                                                                                       --------------

     net chargeable gain                                                      =                        (Pounds)13,809
                                                                                                       --------------

Since in this example the shares have been held for a short period only taper relief will not be due.

                                                                      (Pounds)
Net chargeable gain as above                               =           13,809

Assuming that tax rates remain unchanged and the employee paid
tax on salary as follows:               1,500 @ 10%
                                       20,000 @ 23%

then his marginal rate is               6,500 @ 23%

                                       28,000

and the balance will be chargeable at 40%

Capital gains tax will be as follows:

                                        6,500 @ 23%        =            1,495

                                        7,309 @ 40%        =            2,923
                                        -----------                    ------

                                        Capital gains tax               4,418
                                                                       ------

Net benefit to the participant                                        (Pounds)

Gain on shares realised                                                19,394

Gain on currency realised                                               1,515
                                                                       ------

     Total gains realised                                              20,909

     less capital gains tax to pay                                      4,418
                                                                       ------


Net benefit received by the participant                    =  (Pounds) 16,491


If non-domicile in the UK and no gain is remitted
to the UK no capital gains tax is due either and
the net benefit will be                                    =  (Pounds) 19,394

Example 3

Assume the facts in the previous example are the same except that the participant transfers 500 shares to his spouse on 6 March 2002. They each then sell 250 shares each on 7 March 2002 and the balance of 250 shares held by each spouse are sold on 10 April 2002. For simplicity sake assume that the exchange rate remains unchanged so that there is no currency gain or loss.

The position will be:

                                                  Husband         Wife           Total
2001/2
------
Sale of 250 shares on 7 March 2002 @ $80             $20,000        $20,000        $40,000

Less cost - 250 shares @ $48                          12,000         12,000         24,000
                                                     -------        -------        -------

Gain on shares                                       $ 8,000        $ 8,000        $16,000
                                                     -------        -------        -------

Sterling equivalent of gain $8,000             (Pounds)4,848  (Pounds)4,848  (Pounds)9,696
                            ------
                                 1.65
Less annual allowance (assume 1999/00 rate)            7,100          7,100         14,200
                                                     -------        -------        -------

Chargeable to tax                                        nil            nil            nil

Capital gains tax                                                                      nil

2002/3
------

  The shares sold on 10 April 2002 will also provide a gain of (Pounds)9,696.

  The total gain of (Pounds)19,392 is covered by the annual allowance (assumed at (Pounds)7,100 per individual per annum) with no income tax or capital gains tax to pay.

Net benefit to both spouses                        (Pounds)19,392


Please note that the above examples are for illustrative purposes only and you should obtain professional advice at the time you exercise options.

         SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC.

                   1999 STOCK PLAN : UK RULES FOR EMPLOYEES
                   (together referred to as the "Sub-Plan")

                            STOCK OPTION AGREEMENT
                            ----------------------


Unless otherwise defined herein, the terms defined in the 1999 Stock Option Plan (the"Plan") as extended by the UK Rules for Employees (the "UK Rules") shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT
   ----------------------------

[Optionee's Name]
-----------------

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Sub-Plan and this Option Agreement, as follows:

     Grant Number                       _________________________

     Date of Grant                      _________________________

     Vesting Commencement               _________________________

     Exercise Price per Share           $________________________

     Total Number of Shares Granted  *  _________________________

     Total Exercise Price               $_________________________

     Type of Option:  ___ Incentive Stock Option  ___ Nonstatutory Stock Option

     Term/Expiration Date               _________________________

Vesting Schedule:
----------------

You may exercise this Option, in whole or in part, according to the following vesting schedule: 25% of the Shares subject to the Option shall vest in the first year on the anniversary of the Vesting Commencement Date. Thereafter 1/48/th/ of the Shares subject to the Option shall vest each month on the same day of the month as the Vesting Commencement Date so that all Options will be vested at the end of the 48/th/ month after the Vesting Commencement Date.

Termination Period:
------------------

You may exercise this Option for thirty (30) days after your employment or consulting relationship with the Company terminates, or for such longer period upon your death or disability as provided in this Option Agreement. If your status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above.


II.  AGREEMENT
     ---------

     (a)  Grant of Option.  Seagate Software Information Management Group
          ---------------
Holdings, Inc. a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Sub-Plan which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     (b)  Exercise of Option.
          ------------------

               (A)  Right to Exercise.  This Option shall be exercisable
                    -----------------
during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Sub-Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Sub-Plan and this Option Agreement.

               (B)  Method of Exercise.  This Option shall be exercisable by
                    ------------------
written notice (in the form attached as Exhibit A) which shall state the
                                        ---------
election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Sub-Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

   No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     (c)  Optionee's Representations.  In the event the Shares purchasable
          --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall
                                                        ---------
read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

     (d)  Lock-Up Period.  Optionee hereby agrees that if so requested by the
          --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     (e)  Method of Payment.  Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

               (A)  cash;

               (B)  check;  or

               (C) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

     (f)  Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board.

     (g)  Termination of Relationship.  In the event an Optionee's Continuous
          ---------------------------
Status as an Employee terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     (h)  Disability of Optionee.   In the event of termination of an Optionee's
          ----------------------
Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (i)  Death of Optionee.  In the event of termination of Optionee's
          -----------------
Continuous Status as an Employee as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in the Notice of Grant), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     (j)  Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     (k)  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Sub-Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

    (l) Tax Consequences. The UK tax consequences relating to this Option is
        ----------------
complex and a separate explanatory note will be issued to each Optionee. THE OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

    (m) Entire Agreement; Governing Law.  The Sub-Plan is incorporated herein by
        -------------------------------
reference. The Sub-Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC., a Delaware corporation.



By:
       /s/ Gregory B. Kerfoot

       President and Chief Operating Officer,
       Seagate Software Information Management Group Holdings, Inc.


OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN, NOR THE UK RULES WHICH ARE INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Sub-Plan and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Sub-Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Sub-Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



Dated: _______________________          _________________________
                                        Optionee  (Print Name)

                                        _________________________
                                        Optionee Signature


Employee ID#: ________________          _________________________

Work Phone # _________________          _________________________

Home Phone # _________________          _________________________

                                        _________________________

                                        Mailing Address (Residence)
                                        Please print clearly



                           DESIGNATION OF BENEFICIARY
                           --------------------------


In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all of my options that are unexercised at that time.

NAME:  (Please Print) ___________________________________________________
                             (First)(Middle)(Last)

Relationship:____________________________________________________________

Address:_________________________________________________________________


_________________________________________________________________________


Dated:________________

Signature of Optionee:___________________________________________________

(For use with the UK Sub-Plan)

                                   EXHIBIT A
                                   ---------



          SEAGATE SOFTWARE INFORMATION MANAGEMENT GROUP HOLDINGS, INC.
                 1999 STOCK OPTION PLAN :UK RULES FOR EMPLOYEES
                    (together referred to as the "Sub-Plan")


                                EXERCISE NOTICE


Seagate Software Information Management Group Holdings, Inc.
Attn: Stock Plan Administration
P.O. Box 66360
Scotts Valley, CA 95067-0360


  1.   Exercise of Option.  Effective as of today, __________________, 20___,
       ------------------
the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______________ (number) shares of the Common Stock (the "Shares") of Seagate Software Information Management Group Holdings, Inc. (the "Company") under and pursuant to the 1999 Stock Option Plan and the UK Rules for Employees, including all amendments thereto (together referred to as the "Sub-Plan") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated _________________, 20________ (the "Option Agreement").

  2.   Representations of Optionee.  Optionee acknowledges that Optionee has
       ---------------------------
received, read and understood the Sub-Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

  3.   Rights as Stockholder.  Until the stock certificate evidencing such
       ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.


      Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) makes available the Company's First Offer to Purchase as hereunder. Upon such event, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

  4.   Company's First Offer to Purchase.  Before any Shares held by Optionee or
       ---------------------------------
any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) may offer to purchase the Shares on the terms and conditions set forth in this Section (the "First Offer to Purchase").

             (a) Notice of Proposed Transfer. The Holder of the Shares shall
                 ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed Optionee or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

             (b) Exercise of the First Offer to Purchase. At any time within
                 ---------------------------------------
thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

             (c) Purchase Price. The purchase price ("Purchase Price") for the
                 --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

             (d) Payment. Payment of the Purchase Price shall be made, at the
                 -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

             (e) Holder's Right to Transfer. If all of the Shares proposed in
                 --------------------------
the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be given the opportunity to make the First Offer to Purchase before any Shares held by the Holder may be sold or otherwise transferred.

             (f) Exception for Certain Family Transfers. Anything to the
                 --------------------------------------
contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

             (g) Termination of the First Offer to Purchase. The First Offer to
                 ------------------------------------------
Purchase shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

  5.   Transferability of the Shares.
       -----------------------------

             (a) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof with respect to any Shares purchased by Optionee and shall acknowledge the same by signing a copy of this Exercise Notice.

  6.   Ownership, Voting Rights, Duties.  This Exercise Notice shall not affect
       --------------------------------
in any way the ownership, voting rights or other rights or duties of Optionee, except as specifically provided herein.

  7.   Legends.  The share certificate evidencing the Shares issued hereunder
       -------
shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

  8.   Tax Consultation.  Optionee understands that Optionee may suffer adverse
       ----------------
tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

  9.   Restrictive Legends and Stop-Transfer Orders.
       ---------------------------------------------

              (a) Legends. Optionee understands and agrees that the Company
                  -------
shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN CONDITIONS ON TRANSFER, AND FIRST OFFERS TO PURCHASE AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH CONDITIONS ARE BINDING.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

     Optionee understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to Exhibit B, the Investment Representation Statement.

              (b) Stop-Transfer Notices. Optionee agrees that, in order to
                  ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

              (c) Refusal to Transfer. The Company shall not be required (i) to
                  -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Optionee or other transferee to whom such Shares shall have been so transferred.

  10.  Successors and Assigns.  The Company may assign any of its rights under
       ----------------------
this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

  11.     Interpretation.  Any dispute regarding the interpretation of this
          --------------
Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

  12.     Governing Law; Severability.  This Exercise Notice shall be governed
          ---------------------------
by and construed in accordance with the laws of California excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

  13.     Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

  14.     Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

  15.     Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

  16.     Entire Agreement.  The Sub-Plan and Notice of Grant/Option Agreement
          ----------------
are incorporated herein by reference. This Exercise Notice, the Sub-Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.


Submitted By:   OPTIONEE


_________________________________________________
(Print Name)

_________________________________________________
(Signature)

Address: ________________________________________

         ________________________________________

         ________________________________________


Phone:______________________________

Email Address:  _______________________________



Accepted By:

Seagate Software Information Management Group Holdings, Inc.

By:_________________________________________________


Its:________________________________________________


Seagate Software Information Management Group Holdings, Inc.
Attn: Stock Plan Administration
P.O. Box 66360
Scotts Valley, CA 95067-0360

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


OPTIONEE: _______________________________________________
              ( print name )

COMPANY:  SEAGATE SOFTWARE
          INFORMATION MANAGEMENT GROUP HOLDINGS, INC.

SECURITY: COMMON STOCK

AMOUNT:   _______________________________________ (number of shares)

DATE:     __________________________________



     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (b) Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of this state and any other legend required under applicable state securities laws.

         (c) Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. Optionee has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.


Signature of Optionee:

_______________________________________



Date: __________________________, 20___

                                  ATTACHMENT 1

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
              ----------------------------------------------------

               Title 10. Investment - Chapter 3. Commissioner of Corporations 260.141.11: Restriction on Transfer.
----------  -----------------------

          (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

                (1)  to the issuer;

                (2)  pursuant to the order or process of any court;

                (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

                (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

                (5) to holders of securities of the same class of the same issuer;

                (6)  by way of gift or donation inter vivos or on death;

                (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

                (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

                (9) if the interest sold or transferred is a pledge or other lien given by the Optionee to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

                (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

                (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision
(a) of Section 25143 is in effect with respect to such qualification;

                (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

                (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

                (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential Optionees at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each Optionee a copy of this rule, and (iii) advises the Commissioner of the name of each Optionee;

                (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

                (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

     (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."